                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to Registration Statement No. 333-79969 on Form SB-2 of DuraSwitch Industries, Inc. of our reports dated
February 26, 1999 (except for Note 2, as to which the date is             ,
1999) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Phoenix, Arizona

July 30, 1999